Fair value of assets and liabilities	12 Months Ended
Dec. 31, 2022
Fair value of assets and liabilities [abstract]
Fair value of assets and liabilities
38 Fair value of assets and liabilities
a) Valuation Methods
The estimated fair values represent the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is a market-based measurement, which is based on assumptions that market participants would use and takes into account the characteristics of the asset or liability that market participants would take into account when pricing the asset or liability.
Fair values of financial assets and liabilities are based on quoted prices in active market where available. When such quoted prices are not available, the fair value is determined by using valuation techniques.
In 2022 the financial market witnessed globally a higher-volatility due to a confluence of factors, such as changing expectations about the paths of future interest rates in major advanced economies, energy crisis and geopolitical tensions after Russia's invasion of Ukraine. Globally, interest rates hike across EU and US. The USD appreciates against EURO and various currencies during the year. These main factors drive the market-to-market movements across different asset classes and spread movement through the year.
Overall in 2022, financial assets and liabilities, including Level 3, continued to be valued using agreed methodologies and ING continued to limit the unobservable input to arrive at the most appropriate Fair Market value.
b) Valuation Control framework
The valuation control framework covers the product approval process (PARP), pricing, market data assessment and independent price verification (IPV), valuation adjustments, model use, fair value hierarchy and day one profit or loss. Valuation processes are governed by various governance bodies, including Local Parameter Committees, Global Valuation and Impairment Committee, Market Data Committee and Valuation Model Committee. All relevant committees meet on a regular basis (monthly/quarterly), where agenda covers the aforementioned valuation controls.
The Global Valuation and Impairment Committee is responsible for the oversight and the approval of the outcome of impairments (other than loan loss provisions) and valuation processes. It oversees the quality and coherence of valuation methodologies and performance. The Valuation Model Committee is responsible for the approval of all valuation models used for the Fair valuation (IFRS) and Prudent Valuation (CRR) of positions measured at fair value. The Local Parameter Committee discusses the valuation results and monitors the performance of the valuation activities carried out on local or regional level. The Market Data Committee is responsible for the approval of the market data used in valuation.
c) Valuation Adjustments
Valuation adjustments are an integral part of the fair value. They are the adjustments to the output from a valuation technique in order to appropriately determine a fair value in accordance with IFRS13. ING considers various fair value adjustments including Bid-Offer adjustments, Model Risk adjustments, Bilateral Valuation Adjustments (BVA, consisting of Credit Valuation Adjustments or CVA, and Debit valuation Adjustments or DVA), Collateral Valuation Adjustment (CollVA) and Funding Valuation Adjustment (FVA).
For financial instruments where the fair value at initial recognition is based on one or more significant unobservable inputs, a difference between the transaction price and the fair value resulting from the internal valuation process can occur. Such difference is referred to as Day One Profit or Day One Loss (DOP). ING defers material Day One Profit or Loss of instruments with significant unobservable valuation inputs, which are the financial instruments classified as Level 3 and financial instruments with material unobservable inputs into CVA which are not necessarily classified as Level 3. The Day One Profit or Loss is amortised over the life of the instrument, or until the significant unobservable inputs become observable, or until the significant unobservable inputs become non-significant. Both the impact on the profit and loss in 2022 and the Day One Profit or Loss reserve is disclosed in the below table.
The following table presents the models reserves for financial assets and liabilities.

Valuation adjustment reserves on financial assets and liabilities
in EUR million	2022	2021
Deferred Day One Profit or Loss [1]	-108	-7
Own credit adjustments [2]	75	-95
Bid/Offer	-216	-143
Model Risk	-13	-11
CVA	-192	-159
DVA[2]	99	30
CollVA	-8	-8
FVA	-78	-95
Total Valuation Adjustments	-441	-489
1.In 2022, the presentation of Day One Profit or Loss reserve has been included in the table above
2. The change in the DVA as of 2022 entails the split into DVA on derivatives and Own credit adjustments on own issued liabilities.
Comparatives figures for 2021 have been updated accordingly.

Overall, the fair value adjustments balance move down compared to last year end explained by own credit adjustments on own issued liabilities, mainly driven by the widening of ING CDS curve spread across all tenors, and for DVA on derivatives.
Deferred Day One Profit or Loss Reserve
The table below summarizes the movement in the aggregate profit not recognised when financial instruments were initially recognised (Day One Profit or Loss), because of the use of valuation techniques for which not all the inputs were market observable data.
As at 31 December 2022 ING further refined the thresholds to identify trades with significant unobservable CVA which triggered more Day One Profit or Loss deferral. Reference is made to the table below.

Deferred day one profit or loss reserve
in EUR million	2022	2021
Opening balance at 1 January	-7	-5
DOP deferred on new transactions during the period	107	-8
DOP recognised in the statement of profit or loss during the period	6	6
Closing balance at 31 December	-108	-7
Own Credit Adjustment
Own issued debt and structured notes that are designated at fair value through profit or loss are adjusted for ING`s own credit risk by means of DVA.
Bid-Offer Adjustment
For positions priced based upon mid-market input parameters, Bid-Offer adjustments are required in order to reflect the valuation of that position based on bid price or offer price. In practice this adjustment accounts for the difference in valuation from ‘mid to bid’ and ‘mid to offer’ for long and short exposures respectively. In principle assets are valued at the bid prices and liabilities are valued at the offer price. For certain assets or liabilities, where a market quoted price is not available, the price used is the fair value that is most representative within the bid-offer spread.
Model Risk Adjustment
Financial instruments that are valued using a valuation model can be subject to model risk. Model risk is the risk of possible financial loss resulting from pricing model or model-based parameter deficiencies and/or uncertainties.
Bilateral Valuation Adjustments (Credit and Debit Valuation Adjustments)
Bilateral Valuation Adjustment is the valuation adjustment reflecting the counterparty credit risk of derivative contracts. It has a bilateral nature, where both the counterparty’s credit risk (i.e. Credit Valuation Adjustment or CVA) and ING’s own credit risk (Debit Valuation Adjustment or DVA) are taken into account:
•CVA is the fair value adjustment applicable to derivative instruments to account for the possibility that the counterparty defaults (i.e. it is the market value of the counterparty’s credit risk).
•DVA is the fair value adjustment applicable to derivative instruments to account for the possibility that ING defaults (i.e. it is the market value of ING’s credit risk).
The calculation of CVA and DVA on derivatives is based on their expected exposures, the counterparties’ and ING’s risk of default, taking into account the collateral agreements as well as netting agreements. The counterparties’ risk of default is measured by probability of default and expected loss given default, which is based on market information including credit default swap (CDS) spreads. Where counterparty CDS spreads are not available, relevant proxy spreads are used. Additionally, wrong-way risk (which occurs when the probability of default by the counterparty increases (decreases) when ING’s exposure to the counterparty increases (decreases)) and right-way risk (which occurs when the probability of default by the counterparty increases (decreases) when ING’s exposure to the counterparty decreases (increases)) are included in the adjustment.
Collateral Valuation Adjustment (CollVA)
Collateral Valuation Adjustment is a fair valuation adjustment applied on derivative instruments to capture specific features of CSA (Credit Support Annex) with a counterparty that the regular OIS discounting framework does not capture. Non-standard CSA features may include deviations in relation to the currencies in which ING posts or receives collateral, deviations in remuneration rate on collateral which may pay lower or higher rate than overnight rate or even no interest at all; other deviations can be posting securities rather than cash as collateral, etc.
Funding Valuation Adjustment (FVA)
Funding Valuation Adjustment (FVA) is a fair valuation adjustment applied on derivative instruments to address the asymmetry in funding costs or funding benefits between collateralized and uncollateralized derivatives portfolios. This adjustment is based on the expected exposure profiles of the uncollateralized or partially collateralized OTC derivatives and market-based funding spreads.
d) Fair value hierarchy
ING Group has categorised its financial instruments that are either measured in the statement of financial position at fair value or of which the fair value is disclosed, into a three level hierarchy based on the observability of the valuation inputs. Highest priority is retained to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to valuation techniques supported by unobservable inputs.
Transfers into and transfers out of fair value hierarchy levels are made on a quarterly basis at the end of the reporting period.
Level 1 – (Unadjusted) quoted prices in active markets
This category includes financial instruments whose fair value is determined directly by reference to (unadjusted) quoted prices in an active market. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer markets, brokered markets, or principal to principal markets. Those prices represent actual and regularly occurring market transactions with sufficient frequency and volume to provide pricing information on an ongoing basis.
Transfers out of Level 1 into Level 2 or Level 3 occur when ING Group establishes that markets are no longer active and therefore (unadjusted) quoted prices no longer provide reliable pricing information.
Level 2 – Valuation technique supported by observable inputs
This category includes financial instruments whose fair value is based on market observable inputs, either directly or indirectly, other than quoted prices included within Level 1. The fair value for financial instruments in this category can be determined by reference to quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, inputs other than quoted prices that are observable or market-corroborated inputs. ING analyses how the prices are derived and determines whether the prices are liquid tradable prices or model-based consensus prices taking various data as inputs.
For financial instruments that do not have a reference price available, fair value is determined using a valuation technique (e.g., a model), where inputs in the model are taken from an active market or are observable, such as interest rates and yield curves observable at commonly quoted intervals, implied volatilities, and credit spreads.
Instruments, where inputs are unobservable are classified in this category, provided that the impact of those unobservable inputs on the overall valuation is insignificant. The notion of significant is particularly relevant for the distinction between Level 2 and Level 3 assets and liabilities, as the significance assessment of the valuation input on the entire fair value measurement will determine whether the instrument should be classified as Level 2 or Level 3. Expert judgement is required on the significance assessment approach.
Level 3 – Valuation technique supported by unobservable inputs
This category includes financial instruments whose fair value is determined using a valuation technique for which a significant part of the overall valuation is driven by unobservable valuation inputs. Where valuation inputs are unobservable, the Group must use the best information available to value the instruments. This may require internally derived inputs taking into account market participants assumptions that are reasonably available, including assumptions on the risk inherent in a particular valuation technique used to measure fair value and the risk inherent in the inputs to the valuation technique. Unobservable inputs may include, among others, volatility, correlation, spreads to discount rates, default rates, recovery rates, prepayment rates, and certain credit spreads.
Financial instruments at fair value
The fair values of the financial instruments were determined as follows:

Methods applied in determining fair values of financial assets and liabilities (carried at fair value)
	Level 1		Level 2		Level 3		Total
in EUR million	2022	2021	2022	2021	2022	2021	2022	2021
Financial Assets
Financial assets at fair value through profit or loss
- Equity securities	11,783	17,591	2	2	156	134	11,941	17,727
- Debt securities	1,636	2,317	5,361	7,016	3,450	2,643	10,447	11,976
- Derivatives	22	6	34,229	21,154	483	140	34,734	21,299
- Loans and receivables	0	0	54,097	48,706	2,547	2,248	56,644	50,954
	13,441	19,914	93,690	76,877	6,635	5,165	113,766	101,956
Financial assets at fair value through other comprehensive income
- Equity securities	1,639	2,232	0	0	247	225	1,887	2,457
- Debt securities	25,644	21,753	3,451	5,587	0	0	29,095	27,340
- Loans and receivables	0	0	0	0	643	838	643	838
	27,284	23,984	3,451	5,587	891	1,063	31,625	30,635
Financial liabilities
Financial liabilities at fair value through profit or loss
– Debt securities	822	827	5,743	5,333	53	135	6,619	6,295
– Deposits	0	0	50,257	43,026	0	0	50,257	43,026
– Trading securities	1,952	955	273	120	1	0	2,226	1,075
– Derivatives	40	63	33,200	20,388	678	195	33,917	20,646
	2,814	1,844	89,473	68,867	732	330	93,019	71,041
The following methods and assumptions were used by ING Group to estimate the fair value of the financial instruments:
Equity securities
Instrument description: Equity securities include stocks and shares, corporate investments and private equity investments.
Valuation: If available, the fair values of publicly traded equity securities and private equity securities are based on quoted market prices. In absence of active markets, fair values are estimated by analysing the investee’s financial position, result, risk profile, prospect, price, earnings comparisons and revenue multiples.
Additionally, reference is made to valuations of peer entities where quoted prices in active markets are available. For equity securities best market practice will be applied using the most relevant valuation method. All non-listed equity investments, including investments in private equity funds, are subject to a standard review framework which ensures that valuations reflect the fair values.
Fair value hierarchy: The majority of equity securities are publicly traded and quoted prices are readily and regularly available. Hence, these securities are classified as Level 1. Equity securities which are not traded in active markets mainly include corporate investments, fund investments and other equity securities and are classified as Level 3.
Debt securities
Instrument description: Debt securities include government bonds, financial institutions bonds and Asset-backed securities (ABS).
Valuation: Where available, fair values for debt securities are generally based on quoted market prices. Quoted market prices are obtained from an exchange market, dealer, broker, industry group, pricing service, or regulatory service. The quoted prices from non-exchange sources are reviewed on their tradability of market prices. If quoted prices in an active market are not available, fair value is based on an analysis of available market inputs, which includes consensus prices obtained from one or more pricing services. Furthermore, fair values are determined by valuation techniques discounting expected future cash flows using market interest rate curves, referenced credit spreads, maturity of the investment, and estimated prepayment rates where applicable.
Fair value hierarchy: Government bonds and financial institutions bonds are generally traded in active markets, where quoted prices are readily and regularly available and are hence, classified as Level 1. The remaining positions are classified as Level 2 or Level 3. Asset backed securities for which no active market is available and a wide discrepancy in quoted prices exists, are classified as Level 3.
Derivatives
Instrument description: Derivatives contracts can either be exchange-traded or over the counter (OTC). Derivatives include interest rate derivatives, FX derivatives, Credit derivatives, Equity derivatives and commodity derivatives.
Valuation: The fair value of exchange-traded derivatives is determined using quoted market prices in an active market and are classified as Level 1 of the fair value hierarchy. For instruments that are not actively traded, fair values are estimated based on valuation techniques. OTC derivatives and derivatives trading in an inactive market are valued using valuation techniques. The valuation techniques and inputs depend on the type of derivatives and the nature of the underlying instruments. The principal techniques used to value these instruments are based on (amongst others) discounted cash flows, option pricing models and Monte Carlo simulations. These valuation models calculate the present value of expected future cash flows, based on ‘no-arbitrage’ principles. The models are commonly used in the financial industry and inputs to the validation models are determined from observable market data where possible. Certain inputs may not be observable in the market, but can be determined from observable prices via valuation model calibration procedures. These inputs include prices available from exchanges, dealers, brokers or providers of pricing, yield curves, credit spreads, default rates, recovery rates, dividend rates, volatility of underlying interest rates, equity prices, and foreign currency exchange rates and reference is made to quoted prices, recently executed trades, independent market quotes and consensus data, where available.
For uncollateralised OTC derivatives, ING applies Credit Valuation Adjustment to correctly reflect the counterparty credit risk in the valuation and Debit Valuation Adjustments to reflect the credit risk of ING for its counterparty. In addition, for these derivatives ING applies Funding Valuation Adjustment. See sections CVA/DVA and FVA in section c) Valuation Adjustments for more details regarding the calculation.
Fair value hierarchy: The majority of the derivatives are priced using observable inputs and are classified as Level 2. Derivatives for which the input cannot be implied from observable market data are classified as Level 3.
Loans and receivables
Instrument description: Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Loans and receivables carried at fair value includes trading loans, being securities lending and similar agreement comparable to collateralised lending, syndicated loans, loans expected to be sold and receivables with regards to reverse repurchase transactions.
Valuation: The fair value of loans and receivables is generally estimated by discounting expected future cash flows using a discount rate that reflects credit risk, liquidity, and other current market conditions. The fair value of mortgage loans is estimated by taking into account prepayment behaviour. Fair value hierarchy: Loans and receivables are predominantly classified as Level 2. Loans and receivables for which current market information about similar assets to use as observable, corroborated data for all significant inputs into a valuation model is not available, are classified as Level 3.
Financial liabilities at fair value through profit and loss
Instrument description: Financial liabilities at fair value through profit and loss include debt securities, debt instruments, primarily comprised of structured notes, which are held at fair value under the fair value option. Besides that, it includes derivative contracts and repurchase agreements.
Valuation: The fair values of securities in the trading portfolio and other liabilities at fair value through profit or loss are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated based on internal discounted cash flow valuation techniques using interest rates and credit spreads that apply to similar instruments.
Fair value hierarchy: The majority of the derivatives and debt instruments are classified as Level 2. Derivatives and debt instruments for which the input cannot be derived from observable market data are classified as Level 3.
e) Transfers between Level 1 and 2
As a consequence of change in observable inputs, ING recorded an EUR 1.8 billion transfer from Level 2 to Level 1 in debt securities measured at fair value through other comprehensive income. No significant transfers from Level 1 to Level 2 were recorded in the reporting period 2022
f) Level 3: Valuation techniques and inputs used
Financial assets and liabilities in Level 3 include both assets and liabilities for which the fair value was determined using (i) valuation techniques that incorporate unobservable inputs as well as (ii) quoted prices which have been adjusted to reflect that the market was not actively trading at or around the balance sheet date. Unobservable inputs are inputs which are based on ING’s own assumptions about the factors that market participants would use in pricing an asset or liability, developed based on the best information available in the circumstances. Unobservable inputs may include volatility, correlation, spreads to discount rates, default rates and recovery rates, prepayment rates, and certain credit spreads. Valuation techniques that incorporate unobservable inputs are sensitive to the inputs used.
Of the total amount of financial assets classified as Level 3 as at 31 December 2022 of EUR 7.5 billion (31 December 2021: EUR 6.2 billion), an amount of EUR 2.2 billion (29.2%) (31 December 2021: EUR 2.0 billion, being 32.5%) is based on unadjusted quoted prices in inactive markets. As ING does not generally adjust quoted prices using its own inputs, there is no significant sensitivity to ING’s own unobservable inputs.
Furthermore, Level 3 financial assets includes approximately EUR 4.2 billion (31 December 2021: EUR 2.9 billion) which relates to financial assets that are part of structures that are designed to be fully neutral in terms of market risk. Such structures include various financial assets and liabilities for which the overall sensitivity to market risk is insignificant. Whereas the fair value of individual components of these structures may be determined using different techniques and the fair value of each of the components of these structures may be sensitive to unobservable inputs, the overall sensitivity is by design not significant.
The remaining EUR 1.1 billion (31 December 2021: EUR 1.3 billion) of the fair value classified in Level 3 financial assets is established using valuation techniques that incorporates certain inputs that are unobservable.
Of the total amount of financial liabilities classified as Level 3 as at 31 December 2022 of EUR 0.7 billion (31 December 2021: EUR 0.3 billion), an amount of EUR 0.02 billion (2.5%) (31 December 2021: EUR 0.1 billion, being 42.0%) is based on unadjusted quoted prices in inactive markets. As ING does not generally adjust quoted prices using its own inputs, there is no significant sensitivity to ING’s own unobservable inputs.
Furthermore, Level 3 financial liabilities includes approximately EUR 0.6 billion (31 December 2021: EUR 0.1 billion) which relates to financial liabilities that are part of structures that are designed to be fully neutral in terms of market risk. As explained above, the fair value of each of the components of these structures may be sensitive to unobservable inputs, but the overall sensitivity is by design not significant.
The remaining EUR 0.1 billion (31 December 2021: EUR 0.1 billion of the fair value classified in Level 3 financial liabilities is established using valuation techniques that incorporates certain inputs that are unobservable.
The table below provides a summary of the valuation techniques, key unobservable inputs and the lower and upper range of such unobservable inputs, by type of Level 3 asset/liability. The lower and upper range mentioned in the overview represent the lowest and highest variance of the respective valuation input as actually used in the valuation of the different financial instruments. Amounts and percentages stated are unweighted. The range can vary from period to period subject to market movements and change in Level 3 position. Lower and upper bounds reflect the variability of Level 3 positions and their underlying valuation inputs in the portfolio, but do not adequately reflect their level of valuation uncertainty. For valuation uncertainty assessment, reference is made to section Sensitivity analysis of unobservable inputs (Level 3).

Valuation techniques and range of unobservable inputs (Level 3)
	Assets		Liabilities		Valuation techniques	Significant unobservable inputs	Lower range		Upper range
In EUR million	2022	2021	2022	2021			2022	2021	2022	2021
At fair value through profit or loss
Debt securities	3,447	2,643	1	1	Price based	Price (%)	0%	0%	125%	121%
						Price (price per share)	208		208
					Present value techniques	Credit spread (bps)	60		100
						Price (%)	97%		100%
Equity securities	156	134			Price based	Price (price per share)	0	0	5,457	5,475
Loans and advances	1,485	1,598			Price based	Price (%)	0%	0%	100%	100%
					Present value techniques	Credit spread (bps)	2	0	12	250
(Reverse) repo's	1,062	650			Present value techniques	Interest rate (%)	3%	0%	5%	1%
Structured notes	3	0	53	135	Price based	Price (%)	84%	84%	107%	125%
					Option pricing model	Equity volatility (%)	13%	13%	42%	30%
						Equity/Equity correlation	0.5	n.a.	1.0	n.a.
						Equity/FX correlation	-0.4	0.0	0.6	0.0
						Dividend yield (%)	0%	3%	8%	4%
					Present value techniques	Credit spreads (bps)	96		96
Derivatives
– Rates	431	5	476	35	Option pricing model	Interest rate volatility (bps)	49	43	148	82
					Present value techniques	Reset spread (%)	0%	2%	1%	2%
						Interest rate (%)	2%		2%
						Prepayment rate (%)	5%		13%
– FX	5	27	4	30	Present value techniques	FX volatility (%)		1%		16%
					Option pricing model	Implied volatility (%)	6%	1%	20%	22%
– Credit	13	75	175	94	Present value techniques	Credit spread (bps)	5	1	623	359
					Price based	Price (%)	0%	0%	100%	100%
– Equity	33	30	22	27	Option pricing model	Equity volatility (%)	0%	11%	77%	119%
						Equity/Equity correlation	0.5	0.5	0.9	0.8
						Equity/FX correlation	-0.5	-0.7	0.1	0.1
						Dividend yield (%)	1%	0%	14%	18%
					Price based	Price (%)	n.a	0%	n.a	0%
– Other	1	3		9	Option pricing model	Commodity volatility (%)	0%	20%	63%	89%
At fair value through other comprehensive income
– Loans and advances	643	838			Present value techniques	Prepayment rate (%)	6%	9%	6%	9%
					Price based	Price (%)	67%	99%	99%	100%
– Equity	247	225			Present value techniques	Credit spread (bps)	6.7	1.9	6.7	1.9
						Interest rate (%)	4%	3%	4%	3%
					Price based	Price (%)	n.a	1%	n.a	1%
					Price based	Other (EUR)	70	63	90	80
Total	7,526	6,228	732	330
Price
For securities where market prices are not available, fair value is measured by comparison with observable pricing data from similar instruments. Prices of 0% are distressed to the point that no recovery is expected, while prices significantly in excess of 100% or par are expected to pay a yield above current market rates.
Credit spreads
Credit spread is the premium above a benchmark interest rate required by the market participant to accept a lower credit quality. Higher credit spreads indicate lower credit quality and a lower value of an asset.
Volatility
Volatility is a measure for variation of the price of a financial instrument or other valuation input over time. Volatility is one of the key inputs in option pricing models. Typically, the higher the volatility, the higher value of the option. Volatility varies by the underlying reference (equity, commodity, foreign currency and interest rates), by strike, and maturity of the option. The minimum level of volatility is 0% and there is no theoretical maximum.
Correlation
Correlation is a measure of dependence between two underlying references which is relevant for valuing derivatives and other instruments having more than one underlying reference. High positive correlation (close to 1) indicates strong positive (statistical) relationship, where underliers move, everything else equal, into the same direction. The same holds for a high negative correlation.
Reset spread
Reset spreads are key inputs to mortgage linked prepayment swaps valuation. Reset spread is the future spread at which mortgages will re-price at interest rate reset dates.
Inflation rate Inflation rate is a key input to inflation linked instruments. Inflation linked instruments protect against price inflation and are denominated and indexed to investment units. Interest payments would be based on the inflation index and nominal rate in order to receive/pay the real rate of return. A rise in nominal coupon payments is a result of an increase in inflation expectations, real rates, or both.
Dividend yield
Dividend yield is an important input for equity option pricing models showing how much dividends a company is expected to pay out each year relative to its share price. Dividend yields are generally expressed as an annualised percentage of share price.
Jump rate
Jump rates simulate abrupt changes in valuation models. The rate is an added component to the discount rate in the model to include default risks.
Prepayment rate
Prepayment rate is a key input to mortgage and loan valuation. Prepayment rate is the estimated rate at which mortgage borrowers will repay their mortgages early, e.g. 5% per year. Prepayment rate and reset spread are key inputs to mortgage linked prepayment swaps valuation.
Level 3: Changes during the period

Changes in Level 3 Financial assets
	Trading assets		Non-trading derivatives		Financial assets mandatorily at FVPL		Financial assets designated at FVPL		Financial assets at FVOCI		Total

In EUR million	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Opening balance	822	882	1	1	1,862	1,191	2,480	796	1,063	1,231	6,228	4,101
Realised gain/loss recognised in the statement of profit or loss during the period [1]	53	22	52		-57	32	122	-80	8	-12	178	-37
Revaluation recognised in other comprehensive income during the period [2]									-84	22	-84	22
Purchase of assets	694	453	15	3	1,586	1,496	772	1,919	221	165	3,288	4,036
Sale of assets	-49	-48	-4	-3	-669	-612	-191	-141	-275	-234	-1,187	-1,037
Maturity/settlement	-511	-14	-2		-617	-163		-13	-59	-109	-1,188	-299
Reclassifications					-18	-5			10	-6	-8	-11
Transfers into Level 3	288	43	474		605	-1	322		-43	-1	1,646	42
Transfers out of Level 3	-442	-517	-115	-1	-856	-98					-1,414	-615
Exchange rate differences	18				14	20	-12		49	9	68	29
Changes in the composition of the group and other changes										-2		-2
Closing balance	873	822	421	1	1,849	1,862	3,492	2,480	891	1,063	7,526	6,228
1Net gains/losses were recorded as ‘Valuation results and net trading income’ in the statement of profit or loss. The total amounts includes EUR -171 million (2021: EUR 50 million) of unrealised gains and losses recognised in the statement of profit or loss.
2Revaluation recognised in other comprehensive income is included on the line ‘Net change in fair value of debt instruments at fair value through other comprehensive income’.
In 2022, the transfers into Level 3 mainly consisted of (non) trading derivatives that were transferred to Level 3 as a result of the valuation being significantly impacted by unobservable inputs. Furthermore, it relates to debt obligations of which the valuation is being significantly impacted by unobservable inputs.
In 2022, following the enhancement of the significance assessment, transfers into and out of Level 3 of financial assets mandatorily at fair value mainly relate to a portfolio of securitization loans. Furthermore, transfers out of Level 3 relate to two syndicated deals due to the unobservable parameters were insignificant.
In 2022, transfers into level 3 financial assets designated at fair value relate to government bonds of which the valuation being significantly impacted by unobservable inputs
In 2021, transfers out of Level 3 of financial assets designated at fair value mainly relate to (long term) reverse repurchase transactions that were transferred out of Level 3 due to the valuation not being significantly impacted by unobservable inputs.

Changes in Level 3 Financial liabilities
	Trading liabilities		Non-trading derivatives		Financial liabilities designated as at fair value through profit or loss		Total

in EUR million	2022	2021	2022	2021	2022	2021	2022	2021
Opening balance	160	180	35	39	135	180	330	398
Realised gain/loss recognised in the statement of profit or loss during the period[1]	131	101	59	0	-10	13	179	113
Additions	124	58	16	3	13	52	153	113
Redemptions	-38	-10	0	-3	-13	-140	-51	-153
Maturity/settlement	-282	-44	-7	0	-71	-1	-360	-45
Transfers into Level 3	254	48	368	0	88	233	710	282
Transfers out of Level 3	-117	-173	-21	-3	-88	-203	-226	-378
Exchange rate differences	-3		0		0		-3
Closing balance	229	160	449	35	54	135	732	330
1Net gains/losses were recorded as ‘Valuation results and net trading income’ in the statement of profit or loss. The total amount includes EUR 179 million (2021: EUR 113 million) of unrealised gains and losses recognised in the statement of profit or loss.
In 2022, the transfers into Level 3 mainly consisted of non-trading derivatives that were transferred to Level 3 as a result of the valuation being significantly impacted by unobservable inputs.
In 2021, financial liabilities transfers into and out of Level 3 mainly consisted of structured notes, measured as designated at fair value through profit or loss. The structured notes were transferred out of Level 3 as the valuation was no longer impacted by significantly unobservable inputs.
g) Recognition of unrealised gains and losses in Level 3
Amounts recognised in the statement of profit or loss relating to unrealised gains and losses during the year that relates to Level 3 assets and liabilities are included in the line item ‘Valuation results and net trading income’ in the statement of profit or loss.
h) Level 3: Sensitivity analysis of unobservable inputs
Where the fair value of a financial instrument is determined using inputs which are unobservable and which have a more than insignificant impact on the fair value of the instrument, the actual value of those inputs at the balance date may be drawn from a range of reasonably possible alternatives. In line with market practice the upper and lower bounds of the range of alternative input values reflect a level of valuation certainty. The actual levels chosen for the unobservable inputs in preparing the financial statements are consistent with the valuation methodology used for fair valued financial instruments.
In practice valuation uncertainty is measured and managed per exposure to individual valuation inputs (i.e. risk factors) at portfolio level across different product categories. Where the disclosure looks at individual Level 3 inputs, the actual valuation adjustments may also reflect the benefits of portfolio offsets.
This disclosure does not attempt to indicate or predict future fair value movement. The numbers in isolation give limited information as in most cases these Level 3 assets and liabilities should be seen in combination with other instruments (for example as a hedge) that are classified as Level 2.
The valuation uncertainty in the table below is broken down by related risk class rather than by product. The possible impact of a change of unobservable inputs in the fair value of financial instruments where unobservable inputs are significant to the valuation is as follows:

Sensitivity analysis of Level 3 instruments
	Positive fair value movements from using reasonable possible alternatives		Negative fair value movements from using reasonable possible alternatives
in EUR million	2022	2021	2022	2021
Equity (equity derivatives, structured notes)	12	3	-6	-27
Interest rates (Rates derivatives, FX derivatives)	22	15	-14	-1
Credit (Debt securities, Loans, structured notes, credit derivatives)	32	27	-28	-2
Loans and advances			-32
	65	45	-80	-30
i) Financial instruments not measured at fair value
The following table presents the estimated fair values of the financial instruments not measured at fair value in the statement of financial position. The aggregation of the fair values presented below does not represent, and should not be construed as representing, the underlying value of ING Group.

Methods applied in determining fair values of financial assets and liabilities (carried at amortised cost)
	Carrying Amount		Carrying amount approximates fair value		Level 1		Level 2		Level 3		Total fair value
in EUR million	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Financial Assets
Loans and advances to banks [1]	35,104	23,592	2,859	1,675		1	29,459	17,033	2,786	4,926	35,104	23,635
Loans and advances to customers	644,893	625,122	19,095	16,939			15,264	18,465	575,805	600,253	610,164	635,657
Securities at amortised cost	48,160	48,319			39,787	40,314	3,160	7,327	1,406	681	44,353	48,323
	728,157	697,032	21,954	18,614	39,788	40,316	47,883	42,825	579,996	605,860	689,621	707,614

Financial liabilities
Deposits from banks	56,632	85,092	3,696	4,298			48,524	75,847	3,954	5,890	56,174	86,035
Customer deposits	640,799	617,400	589,851	585,929			35,123	20,089	15,331	11,624	640,306	617,641
Debt securities in issue	95,918	91,784			43,352	37,345	35,642	40,704	17,796	15,036	96,790	93,085
Subordinated loans	15,786	16,715			7,843	12,826	7,705	4,377			15,548	17,203
	809,135	810,990	593,547	590,227	51,194	50,171	126,995	141,017	37,082	32,549	808,818	813,964
1 The prior period has been updated to improve consistency and comparability of level 3 and 2.
The following methods and assumptions were used by ING Group to estimate the fair value of the financial instruments which are nor recorded and measured at fair value. These fair values were calculated for disclosure purposes only. The carrying amount of financial instruments presented in the above table includes the fair value hedge adjustment, this explains why the carrying amount approximates fair value.
Loans and advances to banks
For short term receivables from banks carrying amounts represent a reasonable estimate of the fair value. The fair value of long term receivables from banks is estimated by discounting expected future cash flows using a discount rate based on specific available market data, such as interest rates and appropriate spreads that reflects current credit risk or quoted bonds.
Loans and advances to customers
For short term loans carrying amounts represent a reasonable estimate of the fair value. The fair value of long term loans is estimated by discounting expected future cash flows using a discount rate that reflects current credit risk, current interest rates, and other current market conditions where applicable. The fair value of mortgage loans is estimated by taking into account prepayment behaviour. Loans with similar characteristics are aggregated for calculation purposes.
Deposits from banks
For short term payables to banks carrying amounts represent a reasonable estimate of the fair value. The fair value of long term payables to banks is estimated by discounting expected future cash flows using a discount rate based on available market interest rates and appropriate spreads that reflects ING’s own credit risk.
Customer deposits
The carrying values of customer deposits with an immediate on demand features approximate their fair values. The fair values of deposits with fixed contractual terms have been estimated based on discounting future cash flows using the interest rates currently applicable to deposits of similar maturities.
Debt securities in issue
The fair value of debt securities in issue is generally based on quoted market prices, or if not available, on estimated prices by discounting expected future cash flows using a current market interest rate and credit spreads applicable to the yield, credit quality and maturity.
Subordinated loans
The fair value of publicly traded subordinated loans are based on quoted market prices when available. Where no quoted market prices are available, fair value of the subordinated loans is estimated using discounted cash flows based on interest rates and credit spreads that apply to similar instruments..